EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, William Dwyer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to annual report on Form 10-KSB of Raser Technologies, Inc. for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: March 28, 2005	/S/ WILLIAM DWYER
William Dwyer Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Raser Technologies, Inc. and will be retained by Raser Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.